EXHIBIT 10.1
REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of January 30, 2007, by and between American Telecom Services, Inc., (the “Company”), and each purchaser of securities of the Company pursuant to a Subscription Agreement (as defined below) (each a “Purchaser” and collectively, the “Purchasers”), a list of which is attached hereto as Annex A. This Agreement is made pursuant to Subscription Agreements by and between the Company and each Purchaser (the “Subscription Agreement”), submitted in accordance with and subject to the terms and conditions described in the Subscription Agreement, including all documents incorporated by reference therein and all attachments, schedules and exhibits thereto, relating to the offering (the “Offering”) by the Company (i) of its 8% Series A Cumulative Convertible Preferred Stock, par value $0.001 per share (the “Preferred Stock”) and (ii) warrants (each a “Warrant” and collectively the “Warrants”) to purchase shares of the Company’s common stock, par value $0.001 (the “Common Stock”). The Conversion Shares and the Warrant Shares have the registration rights as set forth herein.

The Company and the Purchasers hereby agree as follows:

1. Definitions. Capitalized terms used but not otherwise defined in this Agreement shall have the meanings assigned to such terms in the Certificate of Designation (as defined below). As used in this Agreement, the following terms shall have the following meanings:

“Agreement” shall have the meaning set forth in the preamble.

“Certificate of Designation” means the Certificate of Designation heretofore filed by the Company with the Secretary of State of the State of Delaware setting forth the designations and the powers, preferences and rights, and the qualifications, limitations and restrictions, of the Preferred Stock.

“Closing Date” shall mean the initial closing of the Offering.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” shall have the meaning set forth in the preamble.

“Company” shall have the meaning set forth in the preamble.

“Conversion Shares” means shares of Common Stock issuable upon conversion of the Preferred Stock, including any such shares issued in respect of accumulated but unpaid dividends on the Preferred Stock.

“Effective Date” shall mean the date on which the Shelf Registration Statement shall have been declared effective by the Commission.

“Effectiveness Period” shall have the meaning set forth in Section 2(a).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Filing Date” shall mean no later than sixty (60) days after the Closing Date.

“Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities (including any permitted assignee).

“Indemnified Party” shall have the meaning set forth in Section 5(c).

“Indemnifying Party” shall have the meaning set forth in Section 5(c).

“Lockup Commencement Date” means the Effective Date.

“Lockup Period” means the period commencing on the Lockup Commencement Date and ending at the Lockup Termination Time.

“Lockup Termination Time” means 4:00 pm, New York City time, on the 90th day following the Lockup Commencement Date.

“Losses” shall have the meaning set forth in Section 5(a).

“Offering” shall have the meaning set forth in the preamble.

“Person” shall mean an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Piggyback Registration” shall have the meaning set forth in Section 2(b).

“Placement Agent” shall mean Northeast Securities, Inc.

“Placement Agent’s Warrants” shall mean those warrants issuable to the Placement Agent in connection with the Offering.

“Preferred Stock” shall have the meaning set forth in the preamble.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Purchaser” shall have the meaning set forth in the preamble.

“Registrable Securities” means (i) the Conversion Shares, (ii) the Warrant Shares and (iii) any shares of Common Stock or other capital stock issued or issuable upon any stock split, dividend or other distribution, recapitalization, share exchange, anti-dilution adjustment or similar event with respect to the foregoing or otherwise issuable in respect of the Preferred Stock and/or the Warrants pursuant to any provisions of the Warrants and/or the Certificate of Designation.

“Registration Statement” means any registration statement required to be filed hereunder (which, at the Company's option, may be an existing registration statement of the Company previously filed with the Commission, but not declared effective), including (in each case) the Prospectus, amendments and supplements to the registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in the registration statement.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar Rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Securities Act” means the Securities Act of 1933, as amended.

“Shelf Registration Statement” shall have the meaning set forth in Section 2(a).

“Subscription Agreement” shall have the meaning set forth in the preamble.

“Underwritten Secondary Offering” shall have the meaning set forth in Section 2(c).

“Warrants” shall have the meaning set forth in the preamble.

“Warrant Shares” means all shares of Common Stock issuable upon exercise of the Warrants and the Placement Agent’s Warrants, respectively.

2. Registration.

(a) Mandatory Registration. No later than the Filing Date, the Company shall prepare and file with the Commission a Registration Statement covering the resale of all of the Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415 (a “Shelf Registration Statement”). The Shelf Registration Statement required hereunder shall be on Form S-1 or Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-1 or Form S-3, in which case the Shelf Registration Statement shall be on another appropriate form in accordance herewith). The Shelf Registration Statement required hereunder shall contain the Plan of Distribution, attached hereto as Annex B (which may be modified to respond to comments, if any, received by the Commission). The Company shall use its best efforts to cause the Shelf Registration Statement to be declared effective one hundred twenty (120) days following the Closing Date. The Company shall use its best efforts to keep the Shelf Registration Statement continuously effective under the Securities Act until the earlier date when all Registrable Securities (i) have been sold pursuant to the Shelf Registration Statement or an exemption from the registration requirements of the Securities Act and (ii) five (5) years from the Effective Date (the “Effectiveness Period”). If the Shelf Registration Statement does not become effective within 180 days following the Closing Date or, once it becomes effective, such effectiveness is thereafter suspended at any time, the Effectiveness Period shall be increased by the number of days during which the Shelf Registration Statement is not effective. Other than Registrable Securities held by a Holder, no other securities of the Company may be included in the Shelf Registration Statement, without the prior written consent of Holders of a majority in interest of Registrable Securities.

(b) Piggyback Registrations Rights. If the Company shall determine to prepare and file with the Commission a Registration Statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities (other than on Form S-4 or Form S-8 or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans) (a “Piggyback Registration”) at a time when no Shelf Registration Statement is effective (whether during or after the Effectiveness Period), then the Company shall send to each Holder a written notice of such determination at least twenty (20) days prior to the filing of any such Registration Statement and shall include in such Registration Statement all Registrable Securities; provided, however, that (i) if, at any time after giving written notice of is intention to register any securities and prior to the effective date of the Registration Statement filed in connection with such Piggyback Registration, the Company determines for any reason not to proceed with such Piggyback Registration, the Company will be relieved of its obligation to register any Registrable Securities in connection with such Piggyback Registration and (ii) in case of a determination by the Company to delay such Piggyback Registration, the Company will be permitted to delay the registration of Registrable Securities for the same period as the delay in registering the other securities to be registered in such Piggyback Registration. If the Piggyback Registration involves an underwritten offering of securities and the underwriters advise the Company in writing (with a copy to each Holder of Registrable Securities who has requested to the inclusion of such securities in such offering) that, in its opinion, the amount of Registrable Securities requested to be included in such Piggyback Registration would materially adversely affect such offering, or the timing thereof, then the Company will include in such registration, to the extent of the amount and class which the Company is so advised can be sold without such material adverse effect in such offering: First, all securities proposed to be sold by the Company for its own account; second, the Registrable Securities requested to be included in such registration pursuant to this Section 2(b) and all other securities being registered pursuant to the exercise of contractual rights comparable to the rights granted in this Section 2(b), pro rata based on the estimated gross proceeds from the sale thereof; and third all other securities requested to be included in such registration. Each Holder of Registrable Securities shall be entitled to have its Registrable Securities included in an unlimited number of Piggyback Registrations pursuant to this Section 2(b).

(c) If the Holders of Registrable Securities notify the Company that they intend to effect an underwritten offering of Registrable Securities pursuant to the Shelf Registration Statement (an “Underwritten Secondary Offering”), the Company shall not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of 90 days has elapsed from the commencement of such underwritten offering.

3. Registration Procedures. Whenever required under Section 2 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as practicable:

(a)  Not less than five (5) business days prior to the filing of the Registration Statement or any related Prospectus or any amendment or supplement thereto, furnish to each Holder, a draft of the Registration Statement, or any related Prospectus or any amendment or supplement thereto.

(b)  (i) Use its best efforts to prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statement and the Prospectus used in connection therewith continuously effective during the applicable offering period (and, in the case of the Shelf Registration Statement as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities during the Effectiveness Period); (ii) use its best efforts to cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; and (iii) respond to any comments received from the Commission with respect to the Registration Statement or any amendment thereto.

(c)  Notify as promptly as reasonably possible, but no later than one (1) business day, each Holder of Registrable Securities included in the Registration Statement: (i) (A) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement has been filed, provided such Holder has previously requested in writing to receive notice of such filing; (B) when the Commission notifies the Company whether there will be a “review” of the Registration Statement and whenever the Commission comments in writing on the Registration Statement, provided such Holder has previously requested in writing to receive notice of such notification (and the Company shall upon written request from any Holder, provide to such Holder, true and complete copies of such comments and all written responses thereto, subject, if appropriate, to the execution by such Holder of a confidentiality agreement in form acceptable to the Company); and (C) when the Registration Statement or any post-effective amendment has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to the Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation of any Proceeding for such purpose; and (v) of the occurrence of any event or passage of time that makes the financial statements included in the Registration Statement ineligible for inclusion therein or any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)  Use its best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of the Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

(e)  Promptly deliver to each Holder no later than five (5) business days after the Effective Date, without charge, two (2) copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto (and, upon the request of the Holder such additional copies as such Persons may reasonably request in connection with resales by the Holder of Registrable Securities). The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by the Holder in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto, except after the giving of any notice pursuant to Section 3(c).

(f)  Prior to any resale of Registrable Securities by a Holder, use its best efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from the registration or qualification) of such Registrable Securities for the resale by the Holder under the securities or Blue Sky laws of the State of New York and such additional jurisdictions within the United States as such Holder may reasonably request, to use its best efforts to keep such registration or qualification (or exemption therefrom) effective during the applicable offering period (or, in the case of the Shelf Registration Statement, during the Effectiveness Period) and to use its best efforts to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

(g)  Upon the occurrence of any event contemplated by Section 3(c)(v), as promptly as reasonably possible, use its best efforts to prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(h)  Use its best efforts to comply with all applicable rules and regulations of the Commission relating to the registration of the Registrable Securities pursuant to the Registration Statement or otherwise.

(i)  The Company shall either (a) use its best efforts to cause all the Registrable Securities covered by a Registration Statement to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (b) use its best efforts to secure designation and quotation of all the Registrable Securities covered by the Registration Statement on the Nasdaq National Market or the Nasdaq SmallCap Market, or, (c) if the Company is unsuccessful in satisfying the preceding clauses (a) or (b), the Company shall use its best efforts to secure the inclusion for quotation on The American Stock Exchange, Inc. or if it is unable to, to use best efforts to provide for the Registrable Securities to trade on the OTC Bulletin Board, without limiting the generality of the foregoing, to use best efforts to secure at least two (2) market makers to register with the National Association of Securities Dealers, Inc. (“NASD”) as such with respect to such Registrable Securities. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(h).

(j)  The Company covenants that it shall file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder so long as the Holder owns any Registrable Securities, but in no event longer than two (2) years; provided, however, the Company may delay any such filing but only pursuant to Rule 12b-25 under the Exchange Act, and the Company shall take such further reasonable action as the Holder may reasonably request (including, without limitation, promptly obtaining any required legal opinions from Company counsel necessary to effect the sale of Registrable Securities under Rule 144 and paying the related fees and expenses of such counsel), all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

(k)  In the event of any underwritten or agented offering, enter into and perform the Company’s obligations under an underwriting or agency agreement (including indemnification and contribution obligations of underwriters or agents), in usual and customary form, with the managing underwriter or underwriters of or agents for such offering. The Company shall also cooperate with the selling Holders and the underwriters or placement agent for such offering in the marketing of the Registrable Securities, including making available the Company’s officers, accountants, counsel, premises, books and records for such purpose, but the Company shall not be required to incur any material out-of-pocket expense pursuant to this sentence.

(l)  Make available for inspection by any selling Holder, any underwriter or placement agent participating in such offering and the representatives of such selling Holder and underwriter or placement agent (but not more than one firm of counsel to such selling Holders), all financial and other information as shall be reasonably requested by them, and provide the selling Holder, any underwriter or placement agent participating in such offering and the representatives of such selling Holder and underwriter or placement agent the opportunity to discuss the business affairs of the Company with its principal executives and independent public accountants who have certified the audited financial statements included in such registration statement, in each case all as necessary to enable them to exercise their due diligence responsibility under the Securities Act; provided, however, that information that the Company determines, in good faith, to be confidential and which the Company advises such Person in writing, is confidential shall not be disclosed unless such Person signs a confidentiality agreement reasonably satisfactory to the Company or the related selling Holder of Registrable Securities agrees to be responsible for such Person’s breach of confidentiality on terms reasonably satisfactory to the Company.

(m)  If so requested by a majority in interest of the selling Holders, use the Company’s best efforts to obtain a so-called “comfort letter” from its independent public accountants, and legal opinions of counsel to the Company addressed to the selling Holders, in customary form and covering such matters of the type customarily covered by such letters, and in a form that shall be reasonably satisfactory to the selling Holders. The Company shall furnish to each selling Holder a signed counterpart of any such comfort letter or legal opinion. Delivery of any such opinion or comfort letter shall be subject to the recipient furnishing such written representations or acknowledgements as are customarily provided by selling shareholders who receive such comfort letters or opinions.

(n)  Take such other actions as are reasonably required in order to expedite or facilitate the disposition of Registrable Securities included in each such registration.

4. Registration Expenses. All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to the Registration Statement, other discounts and commissions with respect to the sale of any Registrable Securities by the Holders. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the Trading Market on which the Common Stock is then listed for trading, and (B) in compliance with applicable state securities or Blue Sky laws), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is reasonably requested by the Holders of a majority of the Registrable Securities included in the Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of (A) counsel for the Company and (B) one counsel for the selling Holders, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement.

5. Indemnification.

(a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless the Holder, the officers,

directors, agents and employees of it, each Person who controls the Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys' fees) and expenses (including the cost (including without limitation, reasonable attorneys’ fees) and expenses relating to an Indemnified Party’s actions to enforce the provisions of this Section 5) (collectively, “Losses”), as incurred, to the extent arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (1) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being understood that the Holder has approved Annex A hereto for this purpose), (2) in the case of an occurrence of an event of the type specified in Section 3(c)(ii)-(v), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 7(a), (3) the failure of the Holder to deliver a prospectus prior to the confirmation of a sale, or (4) caused by actions of or due to statements provided by the Holder’s broker, underwriter or other adviser engaged by Holder. The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

(b) Indemnification by Holder. The Holder shall indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, to the extent arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent, but only to the extent, that (1) such untrue statement or omission is contained in any information so furnished in writing by or on behalf of such Holder to the Company specifically for inclusion in the Registration Statement or such Prospectus or (2) in the case of an occurrence of an event of the type specified in Section 3(c)(ii)-(v), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 7(a).

(c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that such failure shall have materially prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of one separate counsel for all Indemnified Parties in any matters related on a factual basis shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding affected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

All reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred no later than ten (10) business days of written notice thereof to the Indemnifying Party.

(d) Contribution. If a claim for indemnification under Section 5(a) or Section 5(b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

6. Lock-Up Agreements.

The Company hereby covenants and agrees that it shall, no later than the Effective Date, cause each of its officers and directors (and each Person that beneficially owns 5% or more of the outstanding Common Stock of the Company, to the extent that such Person is an Affiliate of any such officer or director) (collectively, the “Insiders”) to enter into a “lock-up letter” (a “Lockup Letter”) pursuant to which each such Insider shall undertake not to offer to sell, contract to sell, or otherwise sell or dispose of (collectively, a “Disposition”) any shares of Common Stock during the Lockup Period; provided, however, notwithstanding the foregoing, during the Lockup Period, the Insiders (on a collective basis) shall be permitted to effect Dispositions involving up to an aggregate of two percent (2%) of the number of shares of Common Stock issued and outstanding on the Lockup Commencement Date, and the Lockup Letter shall contain language to this effect. Each Lockup Letter shall be for the benefit of the Purchasers and the Purchasers shall be deemed to be third-party beneficiaries of each Lockup Letter.

7. Miscellaneous.

(a) Discontinued Disposition. The Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement or until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

(b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and each Holder of the then outstanding Registrable Securities.

(c) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the Trading Day following the date of delivery to the courier service, if sent by nationally recognized overnight courier service, (ii) the third Trading Day following the date of mailing, if sent by first-class, registered or certified mail, postage prepaid, (iii) the Trading Day following transmission by electronic mail with receipt confirmed or acknowledged, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be delivered and addressed as set forth in the Subscription Agreement or to such other address as shall be designated in writing from time to time by a party hereto.

(d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of the Holder. Any Holder may assign its rights under this Agreement in whole or in part to any transferee of any Registrable Securities held by such Holder.

(e) Execution and Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

(f) Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without regard to the conflicts of laws principles thereof. The parties hereto hereby irrevocably agree that any suit or proceeding arising directly and/or indirectly pursuant to or under this Agreement shall be brought solely in a federal or state court located in the City, County and State of New York. By its execution hereof, the parties hereby covenant and irrevocably submit to the in personam jurisdiction of the federal and state courts located in the City, County and State of New York and agree that any process in any such action may be served upon any of them personally, or by certified mail or registered mail upon them or their agent, return receipt requested, with the same full force and effect as if personally served upon them in New York City. The parties hereto waive any claim that any such jurisdiction is not a convenient forum for any such suit or proceeding and any defense or lack of in personam jurisdiction with respect thereto. In the event of any such action or proceeding, the party prevailing therein shall be entitled to payment from the other party hereto of its reasonable counsel fees and disbursements.

(g) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

IN WITNESS WHEREOF, the Company and each of the Purchasers have become parties to this Registration Rights Agreement as of the date first written above by execution of the applicable omnibus signature pages attached to the Subscription Agreements.

ANNEX A

List of Purchasers

ANNEX B

Plan of Distribution

The Holders of Registrable Securities and any of their pledgees, assignees and successors-in-interest may, from time to time, sell any or all of their shares of Common Stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. The selling Holders may use any one or more of the following methods when selling shares:

•	ordinary brokerage transactions and transactions in which the broker/dealer solicits purchasers;

•	block trades in which the broker/dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker/dealer as principal and resale by the broker/dealer for its account;

•	an exchange distribution in accordance with the Rules of the applicable exchange;

•	privately negotiated transactions;

•	settlement of short sales;

•	broker/dealers may agree with the selling Holders to sell a specified number of such shares at a stipulated price per share;

•	a combination of any such methods of sale; and

•	any other method permitted pursuant to applicable law.

The selling Holders may also sell shares under Rule 144 under the Securities Act, if available, rather than pursuant to the Shelf Registration Statement.

Broker/dealers engaged by the selling Holders may arrange for other brokers/dealers to participate in sales. Broker/dealers may receive commissions from the selling Holders (or, if any broker/dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated. The selling Holders do not expect these commissions to exceed what is customary in the types of transactions involved.

The selling Holders may from time to time pledge or grant a security interest in some or all of the Registrable Securities owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the Registrable Securities from time to time under the Shelf Registration Statement, or under an amendment to the Prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933 amending the list of selling Holders to include the pledgee, transferee or other successors in interest as selling Holders thereunder.